                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-02095) of Walter Industries, Inc. and its subsidiaries of our report dated January 31, 2001, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

                                          /S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
Tampa, Florida
January 31, 2001